EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Fiserv, Inc. (the “Company”) for the quarter ended June 30, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Panagiotis Georgakopoulos, as Chief Executive Officer of the Company, and Paul M. Todd, as Chief Financial Officer of the Company, each hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1)The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Panagiotis Georgakopoulos
Panagiotis Georgakopoulos
Chief Executive Officer
August 7, 2026

By:	/s/ Paul M. Todd
Paul M. Todd
Chief Financial Officer
August 7, 2026